Annual Report                                            [LOGO] Neuberger Berman
December 31, 2002

                                   Neuberger Berman
                                   Advisers
                                   Management
                                   Trust

--------------------------------------------------------------------------------

                                   Partners
                                   Portfolio[RegTM]


B1010 02/03

Partners Portfolio Manager's Commentary

2002 was an extraordinarily difficult year for equity investors. All ten of the sectors represented in the Russell 1000 Value Index closed the year with negative performance and seven of the ten sectors declined by more than 10%. Our overweighting in economically sensitive sectors and underweighting in more defensive industry groups was the primary reason the Portfolio underperformed its benchmarks.

Despite this dismal market environment, there were some bright spots in the portfolio. Our energy investments posted respectable gains, compared to a double-digit loss for the energy sector of our benchmark. We were overweighted in the health care sector, and while our holdings declined modestly in aggregate, they substantially outperformed the benchmark on a relative basis. We benefited by our zero weighting in telecom, one of the worst performing sectors of 2002. Finally, we had some big winners such as Boston Scientific, one of the better performing large-cap stocks of 2002.

Average Annual Total Return

                                    Partners       Russell 1000(R)
                                    Portfolio          Value           S&P 500
------------------------------------------------------------------------------
1 Year                                (24.14%)         (15.52%)         (22.09%)
5 Year                                 (3.65%)           1.16%           (0.58%)
Life of Fund                            7.47%           10.09%            9.38%


        [THE FOLLOWING REPRESENTS A LINE CHART IN THE PRINTED MATERIAL]

Comparison of a $10,000 Investment

                                      Partners       Russell 1000(R)
                                      Portfolio          Value           S&P 500
--------------------------------------------------------------------------------
03/22/94                                10,000           10,000           10,000
12/31/94                                 9,770            9,656           10,036
1995                                    13,333           13,360           13,803
1996                                    17,276           16,251           16,970
1997                                    22,674           21,969           22,630
1998                                    23,629           25,403           29,097
1999                                    25,370           27,269           35,218
2000                                    25,548           29,182           32,013
2001                                    24,826           27,551           28,211
2002                                    18,833           23,274           21,978

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The results are compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.
--------------------------------------------------------------------------------

In our opinion, all the conditions for a more vigorous economic recovery were in place at the beginning of 2002. Monetary and economic stimulus were starting to have their desired effect and consumer spending was strong. With corporate earnings and cash flows gradually improving, we believed companies would begin replenishing inventories, eventually spawning a capital spending rebound. We perceived great fundamental value in high quality market leaders in economically sensitive sectors such as industrials, consumer discretionary, and information technology. We failed to anticipate that the combination of sharp market declines, unprecedented downgrades by credit rating agencies, corporate malfeasance, accounting issues, and the fear of war against Iraq would erode the confidence in corporate leaders and undermine the recovery. In hindsight, we also underestimated the downside of the high quality companies in the portfolio.

In the second half of 2002, we modified our strategy, reducing our allocation to cyclical sectors and increasing our commitment to less economically sensitive sectors such as health care.

Looking ahead to 2003, we feel quite constructive about the economy and the stock market. Disappointing Christmas retail sales and higher

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

than anticipated unemployment statistics have created concern that the consumer is getting fatigued. However, personal income and savings rates are rising, and judging from the robust housing market and strong auto sales, the consumer is still quite willing and able to spend. Although we don't yet know how much of the Bush Administration's economic stimulus package will make it through Congress, we anticipate that tax relief will give the consumer a boost. The timing of a capital spending rebound is more difficult to gauge. Uncertainty regarding Iraq is still weighing heavily on corporate decision makers. If the situation can be resolved quickly and decisively, we believe corporate leaders will start investing in their businesses again, providing a tailwind for the economy in the second half.

For the immediate future, we will likely continue to reduce our exposure to economically sensitive sectors such as technology and industrials, and increase our allocation to health care. We think the major drug companies represent good value. The Food and Drug Administration has new leadership, which is opening up the new drug pipeline. Also, if the double taxation of corporate dividends is eliminated, the financially healthy drug companies with strong free cash flow may increase dividends to attract shareholders.

In the financial sector, we think property and casualty insurers and capital market oriented institutions present great investment opportunity. A lot of capital has fled the property and casualty industry. The shortage of capital, combined with strong demand, has allowed P&C insurers to raise prices and restore attractive profit margins. In our opinion, all the bad news is already reflected in the depressed stock prices of investment banking, stock brokerage, asset management, and custodian banking companies. As the stock market regains its footing, we believe these stocks should perform well.

We will likely maintain our overweighting in the consumer discretionary sector. Stock prices have come down in response to what we believe are unwarranted concerns about consumer spending. We think they will regain lost ground when investors recognize that the consumer is alive and well.

Looking farther out into 2003, we believe economically sensitive sectors such as basic materials, industrials, and technology will come back strong. That is why we have maintained our positions in these sectors with high quality companies with dominant market share. We are ready to increase our holdings as we gain confidence that the economy is poised to accelerate.

In closing, in 2002 the Partners Portfolio was positioned to take advantage of a vigorous economic recovery that, due to a confluence of unforeseen circumstances, never materialized. In 2003, we believe the clouds that have hung over the economy will dissipate, providing some sunshine for equities investors. The quality of the portfolio, in our opinion, is strong and valuations are appealing. We believe this foreshadows better absolute and relative performance in the year ahead.

Sincerely,

/s/ S. Basu Mullick

S. BASU MULLICK
PORTFOLIO MANAGER

1. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000[RegTM] Index measures the performance of the 1,000 largest companies in the Russell 3000[RegTM] Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

(C) 2003 Neuberger Berman Management Inc., distributor. All rights reserved.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Schedule of Investments Partners Portfolio

Number of Shares                                Market Value+
Common Stocks (99.5%)

Advertising (1.1%)
      92,000         Omnicom Group                $5,943,200

Auto Related (1.6%)
     347,400         Navistar International        8,445,294\P

Basic Materials (0.9%)
     208,800         Alcoa Inc.                    4,756,464

Building, Construction & Furnishing (5.6%)
     157,800         Centex Corp.                  7,921,560
     307,700         Home Depot                    7,372,492
     135,200         Lennar Corp.                  6,976,320
      20,800         NVR, Inc.                     6,770,400*\P
                                                 -----------
                                                  29,040,772
Business Services (0.9%)
     336,200         CSG Systems International    4,589,130 *

Capital Goods (4.0%)
     284,000         Boeing Co.                    9,369,160
      90,100         Parker-Hannifin               4,156,313
     192,500         SPX Corp.                     7,209,125 *\P
                                                 -----------
                                                  20,734,598
Communication Services (1.1%)
     475,700         Scientific-Atlanta            5,641,802

Consumer Cyclicals (9.8%)
     314,600         Best Buy                      7,597,590 *
     160,800         Black & Decker                6,896,712
     357,700         Carnival Corp.                8,924,615
     305,000         Costco Wholesale              8,558,300 *
     504,800         Masco Corp.                  10,626,040
     482,900         Sabre Holdings                8,745,319 *
                                                 -----------
                                                  51,348,576

Consumer Goods & Services (2.7%)
     904,500         Cendant Corp.                 9,479,160 *
     202,200         Fairmont Hotels & Resorts     4,761,810
                                                 -----------
                                                  14,240,970

Consumer Staples (7.2%)
     597,000         Kroger Co.                    9,223,650 *
     999,664         Liberty Media                 8,936,996 *
     209,300         Viacom Inc. Class B           8,531,068 *
     198,000         Walt Disney                   3,229,380
     325,000         Yum! Brands                   7,871,500 *
                                                 -----------
                                                  37,792,594
Energy (4.8%)
     169,500         Anadarko Petroleum            8,119,050
     218,300         Cooper Cameron               10,875,706 *
     172,300         Talisman Energy               6,232,091
                                                 -----------
                                                  25,226,847
Financial Services (22.5%)
     272,000         American Express              9,615,200
     290,200         Bank of New York              6,953,192
       5,800         Berkshire Hathaway Class B   14,053,400 *
     375,300         Citigroup Inc.               13,206,807
     145,300         Freddie Mac                   8,579,965
     236,500         H & R Block                   9,507,300
     165,800         Hartford Financial Services
                     Group                         7,532,294
     148,200         Lehman Brothers Holdings      7,897,578
     127,800         Morgan Stanley                5,101,776
     188,000         PMI Group                     5,647,520
     299,200         Washington Mutual            10,331,376
     148,600         Wells Fargo                   6,964,882
     160,996         XL Capital                   12,436,941
                                                 -----------
                                                 117,828,231

Food & Beverage (1.1%)
     131,400         PepsiCo, Inc.                 5,547,708

Health Care (15.1%)
     257,200         Baxter International          7,201,600\P
     205,900         Boston Scientific             8,754,868*
     463,300         Caremark Rx                   7,528,625*
     207,100         CIGNA Corp.                   8,515,952
     282,100         Genzyme Corp.                 8,341,697*
     503,100         Laboratory Corp. of
                     America Holdings             11,692,044*
     371,700         McKesson HBOC                10,047,051
      88,800         Wellpoint Health Networks     6,319,008*
     281,500         Wyeth                        10,528,100
                                                 -----------
                                                  78,928,945

Health Products & Services (0.7%)
     211,700         Tenet Healthcare              3,471,880*

Industrial & Commercial Products (1.5%)
     385,200         Norfolk Southern              7,700,148

Insurance (2.1%)
     328,100         St. Paul Cos.                11,171,805

Oil & Gas (1.5%)
     373,300         FMC Technologies              7,626,519*

Pharmaceutical (1.5%)
     451,600         King Pharmaceuticals          7,763,004*

Retail (2.3%)
     328,800         Abercrombie & Fitch           6,727,248*
      61,300         International Paper           2,143,661
     227,330         Limited, Inc.                 3,166,707
                                                 -----------
                                                  12,037,616
Technology (11.5%)
     501,700         Cadence Design Systems        5,915,043*
     277,900         Celestica Inc.                3,918,390*\P
     356,200         Computer Sciences            12,271,090*
   1,122,700         Compuware Corp.               5,388,960 *
     620,200         General Motors Class H        6,636,140 *
     112,800         IBM                           8,742,000
      76,900         Lexmark International
                     Group                         4,652,450*\P
     325,500         Micron Technology             3,170,370 *
     432,400         Waters Corp.                  9,417,672 *
                                                 -----------
                                                  60,112,115


See Notes to Schedule of Investments   5

Schedule of Investments Partners Portfolio cont'd

Number of Shares                                            Market Value+
Total Common Stocks
(Cost $568,953,417)                                         $519,948,218
                                                            ------------
Principal Amount
Short-Term Investments (5.9%)
$ 28,552,982  N&B Securities Lending
                Quality Fund, LLC                            28,552,982
   2,119,210  Neuberger Berman
                Institutional Cash Fund
                Trust Class                                   2,119,210@
                                                            ------------
Total Short-Term Investments
(Cost $30,672,192)                                           30,672,192#
                                                            ------------
Total Investments (105.4%)
(Cost $599,625,609)                                         550,620,410##
Liabilities, less cash, receivables and other
assets [(5.4%)]                                              (28,062,198)
                                                            ------------
Total Net Assets (100.0%)                                   $522,558,212
                                                            ------------


See Notes to Schedule of Investments   6

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Notes to Schedule of Investments Partners Portfolio

+ Investment securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#     At cost, which approximates market value.

## At December 31, 2002, the cost of investments for U.S. Federal income tax purposes was $601,995,127. Gross unrealized appreciation of investments was $34,807,089 and gross unrealized depreciation of investments was $86,181,806, resulting in net unrealized depreciation of $51,374,717, based on cost for U.S. Federal income tax purposes.

*     Non-income producing security.

\P All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).


See Notes to Financial Statements      7

Statement of Assets and Liabilities

                                                                                            Partners
Neuberger Berman Advisers Management Trust                                                 Portfolio
Assets
  Investments in securities, at market value* (Note A)-see Schedule of Investments     $ 550,620,410
----------------------------------------------------------------------------------------------------
  Dividends and interest receivable                                                          542,195
----------------------------------------------------------------------------------------------------
  Receivable for securities sold                                                           3,141,321
----------------------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                          1,298,520
----------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                           31,455
====================================================================================================
Total Assets                                                                             555,633,901
====================================================================================================
Liabilities
  Payable for collateral on securities loaned (Note A)                                    28,552,982
----------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                         3,995,966
----------------------------------------------------------------------------------------------------
  Payable to investment manager (Note B)                                                     243,757
----------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                          137,697
----------------------------------------------------------------------------------------------------
  Accrued expenses and other payables                                                        145,287
====================================================================================================
Total Liabilities                                                                         33,075,689
====================================================================================================
Net Assets at value                                                                    $ 522,558,212
====================================================================================================
Net Assets consist of:
  Paid-in capital                                                                      $ 669,082,708
----------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                 (97,519,297)
----------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                     (49,005,199)
====================================================================================================
Net Assets at value                                                                    $ 522,558,212
====================================================================================================
Shares Outstanding ($.001 par value; unlimited shares authorized)                         45,849,916
----------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share                               $       11.40
====================================================================================================
*Cost of Investments                                                                   $ 599,625,609
====================================================================================================

See Notes to Financial Statements      8

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2002

Statement of Operations

                                                                              Partners
Neuberger Berman Advisers Management Trust                                   Portfolio
Investment Income
Income:
Dividend income                                                         $    6,165,955
--------------------------------------------------------------------------------------
Interest income (Note A)                                                       280,120
--------------------------------------------------------------------------------------
Foreign taxes withheld (Note A)                                                (10,909)
======================================================================================
Total income                                                                 6,435,166
======================================================================================
Expenses:
Investment management fee (Note B)                                           3,531,149
--------------------------------------------------------------------------------------
Administration fee (Note B)                                                  2,013,726
--------------------------------------------------------------------------------------
Auditing fees                                                                   58,951
--------------------------------------------------------------------------------------
Custodian fees (Note B)                                                        165,967
--------------------------------------------------------------------------------------
Insurance expense                                                               13,539
--------------------------------------------------------------------------------------
Legal fees                                                                      64,473
--------------------------------------------------------------------------------------
Shareholder reports                                                            229,907
--------------------------------------------------------------------------------------
Trustees' fees and expenses                                                     36,455
--------------------------------------------------------------------------------------
Miscellaneous                                                                    5,971
======================================================================================
Total expenses                                                               6,120,138
Expenses reduced by custodian fee expense offset arrangement (Note B)             (230)
======================================================================================
Total net expenses                                                           6,119,908
======================================================================================
Net investment income (loss)                                                   315,258
======================================================================================
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold                     (67,079,570)
--------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Investment securities (Note A)                                         (120,966,954)
--------------------------------------------------------------------------------------
   Foreign currency (Note A)                                                       343
======================================================================================
Net gain (loss) on investments                                            (188,046,181)
======================================================================================
Net increase (decrease) in net assets resulting from operations         $ (187,730,923)
======================================================================================


See Notes to Financial Statements      9

Statement of Changes in Net Assets

                                                                               Partners Portfolio

Neuberger Berman Advisers Management Trust                                   Year Ended December 31,
                                                                              2002            2001

Increase (Decrease) in Net Assets:
>From Operations:
Net investment income (loss)                                              $     315,258    $   3,456,660
--------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                     (67,079,570)     (21,361,934)
--------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments        (120,966,611)      (9,432,519)
========================================================================================================
Net increase (decrease) in net assets resulting from operations            (187,730,923)     (27,337,793)
========================================================================================================
Distributions to Shareholders From:
Net investment income                                                        (3,518,207)      (3,181,496)
--------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                     --      (30,224,208)
--------------------------------------------------------------------------------------------------------
Tax return of capital                                                          (169,184)              --
========================================================================================================
Total distributions to shareholders                                          (3,687,391)     (33,405,704)
========================================================================================================
>From Fund Share Transactions:
Proceeds from shares sold                                                   285,008,522      290,051,114
--------------------------------------------------------------------------------------------------------
Proceeds from reinvestment of dividends and distributions                     3,687,391       33,405,704
--------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                               (370,105,497)    (275,625,060)
========================================================================================================
Net increase (decrease) from Fund share transactions                        (81,409,584)      47,831,758
========================================================================================================
Net Increase (Decrease) in Net Assets                                      (272,827,898)     (12,911,739)
Net Assets:
Beginning of year                                                           795,386,110      808,297,849
========================================================================================================
End of year                                                               $ 522,558,212    $ 795,386,110
========================================================================================================
Accumulated undistributed net investment income (loss) at end of year     $          --    $   3,367,506
========================================================================================================
Number of Fund Shares: Sold                                                  22,064,366       19,039,826
--------------------------------------------------------------------------------------------------------
Issued on reinvestment of dividends and distributions                           252,042        2,152,430
--------------------------------------------------------------------------------------------------------
Redeemed                                                                    (29,140,997)     (18,497,156)
========================================================================================================
Net increase (decrease) in shares outstanding                                (6,824,589)       2,695,100
========================================================================================================

See Notes to Financial Statements      10

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Notes to Financial Statements Partners Portfolio

Note A--Summary of Significant Accounting Policies:

1 General: Partners Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Fund offers Class I shares. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlement of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2002 was $320,410.

5 Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

Notes to Financial Statements Partners Portfolio cont'd

6 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, will be distributed in September. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($9,141,747 and $72,177,018 expiring in 2009 and 2010, respectively, determined as of December 31, 2002), it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions paid during the years ended December 31, 2002 and 2001 were as follows:

Distributions Paid From:

                                 Long-Term             Tax Return
    Ordinary Income            Capital Gain            of Capital               Total
   2002          2001       2002        2001          2002      2001        2002           2001
$3,518,207    $3,242,891   $  --     $30,162,813    $169,184   $  --     $3,687,391    $33,405,704

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                            Unrealized
                          Appreciation    Loss Carryforwards
                         (Depreciation)        and Deferrals              Total
                          $(51,374,717)         $(95,149,779)     $(146,524,496)

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales, post-October losses, and the recharacterization of income due to REIT holdings.

7 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly.

9 Security lending: The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. This income is reflected in the Statement of Operations under the caption Interest income. At December 31, 2002, the value of the securities loaned and the value of the collateral were $28,214,973 and $28,552,982, respectively. Income earned on loaned securities during the year ended December 31, 2002 amounted to $74,999.

10 Transactions with other funds managed by Neuberger Berman Management Inc.:
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund does not pay Management an investment management fee associated with its investment in the Cash Fund. For the year ended December 31, 2002, income earned on this investment amounted to $205,121 and is reflected in the Statement of Operations under the caption Interest income.

Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:
Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.

The trustees of the Trust adopted a non-fee distribution plan for the Fund.

Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually undertaken through April 30, 2005 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate,

Notes to Financial Statements Partners Portfolio cont'd

1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2002, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2008 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2002, there was no reimbursement to Management. At December 31, 2002, the Fund has no liability to Management under the agreement.

Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $230.

Note C--Securities Transactions:

During the year ended December 31, 2002, there were purchase and sale transactions (excluding short-term securities) of $349,184,096 and $416,714,724, respectively.

During the year ended December 31, 2002, brokerage commissions on securities transactions amounted to $1,263,272, of which Neuberger received $569,099, and other brokers received $694,173.

Note D--Line of Credit:

At December 31, 2002, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2002, nor had the Fund utilized this line of credit at any time prior to that date.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Financial Highlights Partners Portfolio+

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.++

                                                                                  Year Ended December 31,
                                                                  2002         2001         2000         1999         1998
Net Asset Value, Beginning of Year                               $15.10       $16.17       $19.64       $18.93       $20.60
                                                                 ------       ------       ------       ------       ------
Income From Investment Operations
Net Investment Income (Loss)                                        .01          .06          .07          .11          .20
Net Gains or Losses on Securities
 (both realized and unrealized)                                   (3.64)        (.50)        (.20)        1.23          .73
                                                                 ------       ------       ------       ------       ------
Total From Investment Operations                                  (3.63)        (.44)        (.13)        1.34          .93
                                                                 ------       ------       ------       ------       ------
Less Distributions
>From Net Investment Income                                         (.07)        (.06)        (.15)        (.23)        (.08)
>From Net Capital Gains                                               --         (.57)       (3.19)        (.40)       (2.52)
                                                                 ------       ------       ------       ------       ------
Total Distributions                                                (.07)        (.63)       (3.34)        (.63)       (2.60)
                                                                 ------       ------       ------       ------       ------
Net Asset Value, End of Year                                     $11.40       $15.10       $16.17       $19.64       $18.93
                                                                 ------       ------       ------       ------       ------
Total Return++                                                  -24.14%       -2.83%       +0.70%       +7.37%       +4.21%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $522.6       $795.4       $808.3       $989.5     $1,630.5
Ratio of Gross Expenses to Average Net Assets#                      .91%         .87%         .92%         .87%         .84%
Ratio of Net Expenses to Average Net Assets                         .91%         .87%         .92%         .87%         .84%
Ratio of Net Investment Income (Loss) to Average Net Assets         .05%         .43%         .42%         .57%        1.04%
Portfolio Turnover Rate                                              53%          74%          97%         112%         148%


See Notes to Financial Highlights      15

Notes to Financial Highlights Partners Portfolio

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Partners Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Partners Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Partners Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Partners Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2003

Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

--------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of                  Other
                          Position                                                Portfolios in            Directorships
                         and Length                                                Fund Complex            Held Outside
       Name, Age,          of Time                    Principal                    Overseen by             Fund Complex
    and Address (1)      Served (2)               Occupation(s) (3)                  Trustee                by Trustee
--------------------------------------------------------------------------------------------------------------------------------
John Cannon (73)        Trustee      Consultant. Formerly, Chairman and                34        Independent Trustee or
                        since        Chief Investment Officer, CDC Capital                       Director of three series of
                        2000         Management (registered investment                           Oppenheimer Funds: Limited
                                     adviser) (1993-Jan. 1999); prior thereto,                   Term New York Municipal
                                     President and Chief Executive Officer,                      Fund, Rochester Fund
                                     AMA Investment Advisors, an affiliate                       Municipals, and Oppenheimer
                                     of the American Medical Association.                        Convertible Securities Fund,
                                                                                                 since 1992.
--------------------------------------------------------------------------------------------------------------------------------
Faith Colish (67)       Trustee      Counsel to Carter Ledyard & Milburn               34        Director, American Bar
                        since        LLP since October 2002; prior thereto,                      Retirement Association
                        1984         Attorney at Law and President, Faith                        (ABRA) since 1997 (not-for-
                                     Colish, A Professional Corporation; 1980                    profit membership association).
                                     to 2002.
--------------------------------------------------------------------------------------------------------------------------------
Walter G. Ehlers (69)   Trustee      Consultant; Retired President and                 34
                        since        Director, Teachers Insurance & Annuity
                        1989         (TIAA) and College Retirement
                                     Equities Fund (CREF).
--------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (65)     Trustee      Consultant, C. A. Harvey Associates,              34        Member, Individual Investors
                        since        since June 2001; Director, AARP, 1978                       Advisory Committee to the
                        1998         to December 2000.                                           New York Stock Exchange
                                                                                                 Board of Directors, 1998 to
                                                                                                 June 2002; President, Board of
                                                                                                 Associates to The National
                                                                                                 Rehabilitation Hospital's Board
                                                                                                 of Directors since 2002;
                                                                                                 Member, American Savings
                                                                                                 Education Council's Policy
                                                                                                 Board (ASEC), 1998-2000;
                                                                                                 Member, Executive Committee,
                                                                                                 Crime Prevention Coalition of
                                                                                                 America, 1997-2000.
--------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

--------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of                  Other
                           Position                                               Portfolios in            Directorships
                          and Length                                               Fund Complex             Held Outside
       Name, Age,           of Time                    Principal                   Overseen by              Fund Complex
     and Address (1)      Served (2)               Occupation(s) (3)                 Trustee                 by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Barry Hirsch (69)        Trustee      Senior Counsel, Loews Corporation                34
                         since        (diversified financial corporation) since
                         2000         May 2002; prior thereto, Senior Vice
                                      President, Secretary and General
                                      Counsel, Loews Corporation.
--------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (75)    Trustee      Professor of Finance and Economics,              34        Director, Delaware Labs
                         since        Stern School of Business, New York                         (cosmetics), since 1978.
                         2000         University.
--------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (65)    Trustee      Retired. Formerly, Vice President and            34        Director, WHX Corporation
                         since        Special Counsel, WHX Corporation                           (holding company) since August
                         1999         (holding company); 1993-2001.                              2002; Director, WebFinancial
                                                                                                 Corporation (holding company)
                                                                                                 since December 2002; Director,
                                                                                                 State Theatre of New Jersey
                                                                                                 (not-for-profit theater), since
                                                                                                 2000; Formerly, Director, Kevlin
                                                                                                 Corporation (manufacturer of
                                                                                                 microwave and other products).
--------------------------------------------------------------------------------------------------------------------------------
John P. Rosenthal (70)   Trustee      Senior Vice President, Burnham                   34        Director, 92nd Street Y (non-
                         since        Securities Inc. (a registered broker-                      profit), since 1967; Formerly,
                         2000         dealer) since 1991.                                        Director, Cancer Treatment
                                                                                                 Holdings, Inc.
--------------------------------------------------------------------------------------------------------------------------------
William E. Rulon (70)    Trustee      Retired. Senior Vice President,                  34        Director, Pro-Kids Golf and
                         since        Foodmaker, Inc. (operator and franchiser                   Learning Academy (teach golf
                         2000         of restaurants) until January 1997.                        and computer usage to "at risk"
                                                                                                 children), since 1998; Director,
                                                                                                 Prandium, Inc. (restaurants),
                                                                                                 from March 2001 until July 2002.
--------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (71)   Trustee      Founding General Partner, Oxford                 34        Director, Capital Cash
                         since        Partners and Oxford Bioscience Partners                    Management Trust (money
                         2000         (venture capital partnerships) and                         market fund), Narragansett
                                      President, Oxford Venture Corporation.                     Insured Tax-Free Income Fund,
                                                                                                 Rocky Mountain Equity Fund,
                                                                                                 Prime Cash Fund, several
                                                                                                 private companies and
                                                                                                 QuadraMed Corporation
                                                                                                 (NASDAQ).
--------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd

                                                                                    Number of              Other
                          Position                                                 Portfolios in        Directorships
                         and Length                                                Fund Complex         Held Outside
    Name, Age,             of Time                   Principal                      Overseen by         Fund Complex
  and Address (1)        Served (2)              Occupation(s) (3)                    Trustee            by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip (52)       Trustee       General Partner, Seip Investments LP (a         34        Director, H&R Block, Inc.
                           since         private investment partnership);                          (financial services company),
                           2000          President and CEO, Westaff, Inc.                          since May 2001; Director,
                                         (temporary staffing), May 2001 to                         General Magic (voice
                                         January 2002; Senior Executive at the                     recognition software), since
                                         Charles Schwab Corporation from 1983                      November 2001; Director,
                                         to 1999; including Chief Executive                        Forward Management, Inc.
                                         Officer, Charles Schwab Investment                        (asset management), since 2001;
                                         Management, Inc. and Trustee, Schwab                      Director, E-Finance
                                         Family of Funds and Schwab                                Corporation (credit decisioning
                                         Investments from 1997 to 1998;                            services), since 1999; Director,
                                         Executive Vice President-Retail                           Save-Daily.com (micro
                                         Brokerage, Charles Schwab Investment                      investing services), since 1999;
                                         Management from 1994 to 1997.                             Formerly, Director, Offroad
                                                                                                   Capital Inc. (pre-public internet
                                                                                                   commerce company).
------------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight (55)   Trustee       Private investor and consultant                 34        Director, Providence
                           since         specializing in the insurance industry;                   Washington (property and
                           1999          Advisory Director, Securitas Capital                      casualty insurance company),
                                         LLC (a global private equity investment                   since December 1998; Director,
                                         firm dedicated to making investments in                   Summit Global Partners
                                         the insurance sector).                                    (insurance brokerage firm), since
                                                                                                   October 2000.
------------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (58)        Trustee       Regional Manager for Atlanta Region,            34
                           since         Ford Motor Credit Company since
                           1984          August 1997; prior thereto, President,
                                         Ford Life Insurance Company, April
                                         1995 until August 1997.
------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Number of                  Other
                               Position                                              Portfolios in            Directorships
                              and Length                                              Fund Complex            Held Outside
      Name, Age,               of Time                 Principal                      Overseen by             Fund Complex
    and Address (1)           Served (2)           Occupation(s) (3)                    Trustee                by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Michael M. Kassen* (4) (49)   President     Executive Vice President and Chief             34        Executive Vice President, Chief
                              and Trustee   Investment Officer, Neuberger Berman                     Investment Officer and
                              since 2000    since 1999; Executive Vice President and                 Director, Neuberger Berman
                                            Chief Investment Officer, NB                             Inc. (holding company) since
                                            Management from November 1999 to                         1999; Chairman since May
                                            May 2000; Vice President, NB                             2000 and Director, NB
                                            Management from 1990 until 1999;                         Management since April 1996.
                                            Partner or Principal, Neuberger Berman
                                            from 1993.
------------------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien* (74)       Trustee       Member, Investment Policy Committee,           34        Director, Legg Mason, Inc.
                              since 2000    Edward Jones, 1993-2001; President,                      (financial services holding
                                            Securities Industry Association ("SIA")                  company), since 1993; Director,
                                            (securities industry's representative in                 Boston Financial Group (real
                                            government relations and regulatory                      estate and tax shelters), 1993-
                                            matters at the federal and state levels),                1999.
                                            1974-1992; Adviser to SIA, November
                                            1992-November 1993.
------------------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin* (5) (62)      President     Executive Vice President and Chief             34        Director, Dale Carnegie &
                              and Trustee   Investment Officer, Neuberger Berman                     Associates, Inc. (private
                              since         since 2002 and 2003, respectively;                       company) since 1998; Director,
                              December      Director, NB Management since 2002;                      Emagin Corp. (public company)
                              2002          Executive Vice President, Citigroup                      since 1997; Director, Solbright
                                            Investments, Executive Vice President,                   Inc. (private company) since
                                            Travelers Group, Inc. and Senior Vice                    1998; Director, Infogate Corp.
                                            President, Tribeca Investments, LLC                      (private company) since 1997;
                                            from 1996 to 2002.                                       Director, Broadway Television
                                                                                                     Network (private company)
                                                                                                     since 2000.
------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of                Other
                                 Position                                                Portfolios in          Directorships
                                and Length                                                Fund Complex          Held Outside
       Name, Age,                of Time                         Principal                Overseen by           Fund Complex
     and Address (1)            Served (2)                   Occupation(s) (3)              Trustee              by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (43)  Chairman of the Board,   Executive Vice President, Neuberger          34       Executive Vice President and
                        Chief Executive Officer  Berman since 1999; Principal, Neuberger               Director, Neuberger Berman
                        and Trustee since 2000;  Berman from 1997 until 1999; Senior                   Inc. (holding company) since
                        President and Chief      Vice President, NB Management from                    1999; President and Director,
                        Executive Officer from   1996 until 1999.                                      NB Management since 1999;
                        1998 to 2000.                                                                  Director and Vice President,
                                                                                                       Neuberger & Berman Agency,
                                                                                                       Inc. since 2000.
------------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)   Resigned as trustee effective December 12, 2002.

(5)   Serves as trustee effective December 12, 2002.

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolios and other funds for which NB Management serves as investment manager.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Information about the Officers of the Trust

                                           Position and
  Name, Age, and Address (1)        Length of Time Served(2)                     Principal Occupation(s) (3)
---------------------------------------------------------------------------------------------------------------------------
 Claudia A. Brandon (46)         Secretary since 1985             Vice President, Neuberger Berman since 2002 and
                                                                  employee since 1999; Vice President-Mutual Fund Board
                                                                  Relations, NB Management since 2000; Vice President,
                                                                  NB Management from 1986 to 1999; Secretary, seven
                                                                  registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator (four since 2002).

 Robert Conti (46)               Vice President since 2000        Senior Vice President, Neuberger Berman since 2003; Vice
                                                                  President, Neuberger Berman from 1999 until 2003;
                                                                  Senior Vice President, NB Management since 2000;
                                                                  Controller, NB Management until 1996; Treasurer, NB
                                                                  Management from 1996 until 1999; Vice President, seven
                                                                  registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator (three since 2000 and four since 2002).

 Stacy Cooper-Shugrue (4) (39)   Assistant Secretary since 1990   Vice President-Mutual Fund Board Relations of NB
                                                                  Management since February 25, 2002; Employee of
                                                                  Neuberger Berman since 1999; Assistant Vice President of
                                                                  NB Management from 1993 to 1999; Assistant Secretary
                                                                  of two other mutual funds for which NB Management acts
                                                                  as investment manager and administrator and of three
                                                                  other registered investment companies since 2002.

 Brian J. Gaffney (49)           Vice President since 2000        Managing Director, Neuberger Berman since 1999; Senior
                                                                  Vice President, NB Management since 2000; Vice
                                                                  President, NB Management from 1997 until 1999; Vice
                                                                  President, seven registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (three since 2000 and four since 2002).

 Sheila R. James (37)            Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; Employee, NB
                                                                  Management from 1991 to 1999; Assistant Secretary,
                                                                  seven registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator since 2002.

 John M. McGovern (32)           Assistant Treasurer since 2002   Employee, NB Management since 1993; Assistant
                                                                  Treasurer, seven registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator since 2002.

Trustees and Officers (Unaudited) cont'd

                                         Position and
 Name, Age, and Address (1)        Length of Time Served(2)                       Principal Occupation(s) (3)
---------------------------------------------------------------------------------------------------------------------------
 Barbara Muinos (44)         Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; Assistant
                             and Accounting Officer since 2002;   Vice President, NB Management from 1993 to 1999;
                             prior thereto, Assistant Treasurer   Treasurer and Principal Financial and Accounting Officer,
                             since 1996                           seven registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator since 2002; Assistant Treasurer of three
                                                                  registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator from 1996 until 2002.

 Frederic B. Soule (56)      Vice President since 2000            Senior Vice President, Neuberger Berman since 2003; Vice
                                                                  President, Neuberger Berman from 1999 until 2003; Vice
                                                                  President, NB Management from 1995 until 1999; Vice
                                                                  President, seven registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (three since 2000 and four since 2002).

 Trani Wyman (33)            Assistant Treasurer since 2002       Employee, NB Management since 1991; Assistant
                                                                  Treasurer, seven registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator since 2002.

-------------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)   Resigned as officer effective January 15, 2003.